UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2013 [LOGO OF USAA]
    USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

 ==============================================

      ANNUAL REPORT
      USAA TAX EXEMPT INTERMEDIATE-TERM FUND
      FUND SHARES   o  ADVISER SHARES
      MARCH 31, 2013

 ==============================================

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

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PRESIDENT'S MESSAGE

"INVESTORS' INCREASED RISK APPETITE HAS
BEEN DRIVEN, I BELIEVE, BY THEIR VIEWS             [PHOTO OF DANIEL S. MCNAMARA]
ABOUT U.S. ECONOMIC GROWTH."

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MAY 2013

The strong performance of U.S. equities during the one-year reporting period has some observers proclaiming the beginning of a "great rotation." The powerful rally, they say, demonstrates that bonds are being abandoned as an asset class. I disagree. During the reporting period, U.S. Treasury yields actually fell and prices, which move in the opposite direction of yields, increased. For example, the 10-year U.S. Treasury yield began the reporting period at 2.18%, hit a low of 1.40% on July 24, 2012, and stood at 1.85% on March 31, 2013. However, U.S. Treasury yields, whether they rise or fall, paint an incomplete picture of conditions in the fixed-income market. The fixed-income market is large and diverse, comprising many types of bonds that tend to perform differently from each other. For example, during the reporting period, bond funds saw inflows, even as investors put money into equity funds.

That said, investors certainly had a preference for riskier asset classes. As the reporting period came to an end, the "fear index," better known as the "VIX" (a measure of market volatility), was at extremely low levels. Investors' increased risk appetite has been driven, I believe, by their views about U.S. economic growth. They are optimistic at best, complacent at worst. When the reporting period began in April 2012, the U.S. economic outlook -- including the jobs picture -- seemed to be improving. We were skeptical, largely because we believed that the data could have been temporarily influenced by the unusually mild winter. As it turned out, the warm weather had pulled demand (and employment gains) forward. The U.S. economy slowed during the spring and summer.

While it is too soon to tell, a similar pattern may be playing out in 2013. In the final months of the reporting period, the economic data was rather positive. However, after the reporting period ended, the U.S. Department

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

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of Labor announced in April that fewer-than-expected new jobs were created as of the end of March, which was the smallest gain in nine months. Meanwhile, the global economy is weak, Europe is in recession, and China's growth has slowed.

During the reporting period, the Federal Reserve (the Fed) expanded its liquidity measures, making open-ended commitments to purchase mortgage-backed securities and long-term U.S. Treasury securities every month. By the end of the reporting period, the Fed was pumping money into the U.S. economy at a rate of approximately $85 billion a month. The Fed has also held short-term interest rates near zero and is unlikely to raise rates in the near future. As a result, investors have been forced to seek higher yields by extending the maturity of their portfolios or by investing in riskier asset classes.

Against this backdrop, the tax-exempt bond market continued to record gains. I am also pleased to report that the USAA tax-exempt bond funds performed well. Our portfolio managers attempted to generate as much tax-exempt income as possible without taking undue risk. They were supported by our credit analysts, who helped identify, what we believe to be, attractive investment opportunities. In our opinion, municipal credit quality remains strong. A number of state and local governments still have budgetary challenges, but they continue to cut expenses and raise revenue to maintain fiscal balance. They also appear to be benefiting from improved economic conditions. We believe municipal bond investments continue to have a place in a diversified portfolio, primarily because of the tax-exempt income they provide.

On behalf of all of us here at USAA Asset Management Company, thank you for your continued confidence. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices fall. o Rebalancing and diversification do not protect against losses or guarantee that an investor's goal will be met. o VIX is a trademark ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of the S&P 500 Index.

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

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TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Distributions to Shareholders                                            15

    Report of Independent Registered Public Accounting Firm                  16

    Portfolio of Investments                                                 17

    Notes to Portfolio of Investments                                        37

    Financial Statements                                                     39

    Notes to Financial Statements                                            42

EXPENSE EXAMPLE                                                              55

TRUSTEES' AND OFFICERS' INFORMATION                                          57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

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TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is between three and 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

REGINA SHAFER, CPA, CFA                                 [PHOTO OF REGINA SHAFER]
USAA Asset Management Company

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o   HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND SHARES) PERFORM
    DURING THE REPORTING PERIOD?

    The Fund Shares provided a total return of 6.31% versus an average return of 4.28% for the 183 funds in the Lipper Intermediate Municipal Debt Funds Average. This compares to returns of 4.50% for the Lipper Intermediate Municipal Debt Funds Index and 5.25% for the Barclays Municipal Bond Index. The Fund Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.61% compared to the Lipper category average of 2.39%.

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period, tax-exempt bonds continued to be among the best-performing asset classes in the fixed-income market, building on the rally that had begun in January 2011. Tax-exempt bond prices increased, especially in the longer maturities. As prices rose, yields declined. The yield on a 10-year AAA-rated municipal declined from 2.11% on March 31, 2012, to 1.91% on March 31, 2013.

    Refer to pages 8 and 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Supply and demand conditions supported higher tax-exempt bond prices. New issue supply was robust during the reporting period. However, many of the bonds issued were refunding bonds -- where issuers are replacing higher-yielding bonds with debt issued at lower interest rates -- and as a result, the net amount of tax-exempt supply remained relatively unchanged. Despite low absolute yields, municipal securities continued to be very attractive on an after-tax basis. Higher tax rates beginning in January 2013 made tax-free income even more valuable for some investors.

    Tax-exempt bonds also continued to benefit from the strength of the U.S. Treasury market, which municipal bonds tend to follow over time. U.S. Treasury yields declined during the reporting period in response to the Federal Reserve's (the Fed) ongoing stimulus measures. In September 2012, the Fed announced a third round of quantitative easing (QE3). During the reporting period, 10-year U.S. Treasury yields fell from 2.21% on March 31, 2012, to 1.85% on March 31, 2013.

    Overall, municipal credit quality remained strong. State and local governments continued to take action, cutting expenses and sometimes raising taxes, in order to balance their budgets. States have also benefited from higher-than-expected increases in tax revenues, which have helped to fill budget gaps.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We continued to manage the Fund with a focus on income generation. Over the long term, tax-exempt income -- not price movements -- comprise the majority of the portfolio's total return (see page 6). Because of our income approach, the Fund is generally tilted toward bonds in the BBB and A rated categories.

    Our team of credit analysts helped us identify opportunities for the Fund. As always, we continue to do our own credit research as we

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    seek investments that offer attractive income potential without adding undue risk. We believe that investors should be adequately compensated for the risks they take.

    The Fund continues to be a well-diversified portfolio of more than 500 municipal bonds. To limit exposure to an unexpected event, the portfolio is diversified both by issuer and by geographic area. We avoid bonds subject to the federal alternative minimum tax for individuals.

o   WHAT IS YOUR OUTLOOK?

    In our opinion, the U.S. economy will remain on its slow-growth trajectory, though spending cuts could dampen economic growth in the months ahead. The housing market recovery should continue to gain momentum. The Fed has said it will not raise interest rates until unemployment falls to 6.5% or inflation rises above 2.5%, which is unlikely in the immediate future.

    A number of state and local governments still have budgetary challenges, but we expect they will continue to work to maintain fiscal balance. We do not anticipate a material change in the longstanding debt repayment record of municipal issuers. While occasional one-off problems are likely given the size and diversity of the tax-exempt bond market, we believe overall municipal credit quality is likely to remain solid.

    Tax-exempt bond prices have increased significantly since 2011, but we do not anticipate significant capital appreciation in the months ahead. In the long run, shareholders should expect most of their return to come from the tax-free income generated by the Fund.

    Thank you for your continued confidence in us. We appreciate the opportunity to serve your investment needs.

    As interest rates rise, existing bond prices fall.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

    Some income may be subject to state or local taxes but not the alternative minimum tax.

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4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USATX)

-----------------------------------------------------------------------------------------------
                                                    3/31/13                      3/31/12
-----------------------------------------------------------------------------------------------
Net Assets                                      $3,387.4 Million            $3,231.5 Million
Net Asset Value Per Share                            $13.75                      $13.41

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                       $0.497                      $0.540
Capital Gain Distributions Per Share                    -                        $0.002

Dollar-Weighted Average
Portfolio Maturity(+)                               9.1 Years                   8.9 Years

(+)Dollar-weighted average portfolio maturity is obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

-----------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/13
-----------------------------------------------------------------------------------------------
        1 YEAR                                 5 YEARS                               10 YEARS
        6.31%                                   6.21%                                  4.79%

-----------------------------------------------------------------------------------------------
    30-DAY SEC YIELD AS OF 3/31/13*                           EXPENSE RATIO AS OF 3/31/12**
-----------------------------------------------------------------------------------------------
               1.94%                                                      0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS
ENDED MARCH 31, 2013

---------------------------------------------------------------------------------
               TOTAL RETURN     =     DIVIDEND RETURN    +      PRICE CHANGE
---------------------------------------------------------------------------------
10 Years           4.79%        =          4.41%         +         0.38%
5 Years            6.21%        =          4.47%         +         1.74%
1 Year             6.31%        =          3.77%         +         2.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2004-MARCH 31, 2013

 [CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

---------------------------------------------------------------------------------
                  TOTAL RETURN    DIVIDEND RETURN    CHANGE IN SHARE PRICE
---------------------------------------------------------------------------------
3/31/2004             5.32%            4.72%                 0.60%
3/31/2005             2.51%            4.29%                -1.78%
3/31/2006             3.69%            4.21%                -0.52%
3/31/2007             5.10%            4.30%                 0.80%
3/31/2008             0.44%            4.28%                -3.84%
3/31/2009            -1.22%            4.67%                -5.89%
3/31/2010            13.07%            5.01%                 8.06%
3/31/2011             2.29%            4.34%                -2.05%
3/31/2012            11.25%            4.47%                 6.78%
3/31/2013             6.31%            3.77%                 2.54%

                                   [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the periods ended 3/31/13, and assuming marginal federal tax
rates of*:                           28.00%      33.00%      35.00%      39.60%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.41%            6.13%       6.59%       6.79%       7.31%
5 Years              4.47%            6.20%       6.67%       6.87%       7.40%
1 Year               3.77%            5.24%       5.63%       5.80%       6.25%

To match the Fund Shares' closing 30-day SEC Yield of 1.94% on 3/31/13,

A FULLY TAXABLE INVESTMENT MUST PAY:  2.70%       2.90%       2.99%       3.22%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report.

*The above marginal rates do not incorporate 3.8% additional tax that was imposed on January 1, 2013, to "net investment income" for certain individuals, estates, and trusts.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       USAA TAX EXEMPT              LIPPER INTERMEDIATE
                        BARCLAYS MUNICIPAL            INTERMEDIATE-TERM                MUNICIPAL DEBT
                            BOND INDEX                   FUND SHARES                    FUNDS INDEX
03/31/03                    $10,000.00                   $10,000.00                     $10,000.00
04/30/03                     10,066.07                    10,069.12                      10,063.76
05/31/03                     10,301.77                    10,260.19                      10,268.40
06/30/03                     10,257.99                    10,199.81                      10,220.27
07/31/03                      9,899.03                     9,920.43                       9,911.57
08/31/03                      9,972.86                    10,001.46                       9,985.36
09/30/03                     10,266.07                    10,237.87                      10,241.13
10/31/03                     10,214.37                    10,202.86                      10,191.96
11/30/03                     10,320.83                    10,300.71                      10,273.39
12/31/03                     10,406.29                    10,387.50                      10,334.01
01/31/04                     10,465.90                    10,426.50                      10,372.88
02/29/04                     10,623.41                    10,588.07                      10,518.62
03/31/04                     10,586.41                    10,531.63                      10,453.78
04/30/04                     10,335.69                    10,337.28                      10,235.57
05/31/04                     10,298.21                    10,317.63                      10,222.50
06/30/04                     10,335.69                    10,371.31                      10,247.79
07/31/04                     10,471.71                    10,481.42                      10,350.37
08/31/04                     10,681.56                    10,668.99                      10,521.10
09/30/04                     10,738.26                    10,722.63                      10,553.98
10/31/04                     10,830.67                    10,800.50                      10,610.98
11/30/04                     10,741.33                    10,701.49                      10,525.59
12/31/04                     10,872.51                    10,831.15                      10,628.52
01/31/05                     10,974.12                    10,923.66                      10,674.57
02/28/05                     10,937.61                    10,888.83                      10,628.87
03/31/05                     10,868.63                    10,795.93                      10,550.32
04/30/05                     11,040.03                    10,966.40                      10,688.85
05/31/05                     11,118.06                    11,044.32                      10,749.75
06/30/05                     11,187.04                    11,099.03                      10,802.79
07/31/05                     11,136.47                    11,037.44                      10,745.19
08/31/05                     11,248.91                    11,150.12                      10,837.25
09/30/05                     11,173.14                    11,082.20                      10,781.61
10/31/05                     11,105.29                    11,017.40                      10,725.42
11/30/05                     11,158.61                    11,072.48                      10,768.38
12/31/05                     11,254.56                    11,165.90                      10,842.44
01/31/06                     11,284.93                    11,193.43                      10,870.38
02/28/06                     11,360.70                    11,275.13                      10,917.42
03/31/06                     11,282.35                    11,197.32                      10,853.18
04/30/06                     11,278.47                    11,174.15                      10,849.59
05/31/06                     11,328.71                    11,230.76                      10,900.63
06/30/06                     11,286.06                    11,186.68                      10,857.89
07/31/06                     11,420.31                    11,319.02                      10,970.91
08/31/06                     11,589.77                    11,480.53                      11,113.59
09/30/06                     11,670.38                    11,565.54                      11,179.29
10/31/06                     11,743.56                    11,621.95                      11,231.56
11/30/06                     11,841.46                    11,715.08                      11,300.93
12/31/06                     11,799.62                    11,673.69                      11,261.79
01/31/07                     11,769.41                    11,658.41                      11,237.86
02/28/07                     11,924.49                    11,805.62                      11,357.73
03/31/07                     11,895.09                    11,767.44                      11,346.56
04/30/07                     11,930.31                    11,807.01                      11,375.55
05/31/07                     11,877.48                    11,749.37                      11,331.34
06/30/07                     11,815.93                    11,684.01                      11,288.59
07/31/07                     11,907.53                    11,751.17                      11,360.92
08/31/07                     11,856.16                    11,661.46                      11,352.94
09/30/07                     12,031.60                    11,845.31                      11,490.19
10/31/07                     12,085.23                    11,887.89                      11,522.70
11/30/07                     12,162.29                    11,924.39                      11,600.83
12/31/07                     12,196.05                    11,896.80                      11,622.82
01/31/08                     12,349.84                    12,059.90                      11,812.53
02/29/08                     11,784.43                    11,486.20                      11,389.40
03/31/08                     12,121.25                    11,818.36                      11,633.03
04/30/08                     12,263.09                    11,938.38                      11,698.55
05/31/08                     12,337.24                    12,032.09                      11,768.25
06/30/08                     12,197.99                    11,915.61                      11,651.61
07/31/08                     12,244.35                    11,913.53                      11,704.04
08/31/08                     12,387.64                    12,045.88                      11,830.66
09/30/08                     11,806.72                    11,499.04                      11,387.38
10/31/08                     11,686.21                    11,204.55                      11,258.39
11/30/08                     11,723.37                    11,162.32                      11,278.69
12/31/08                     11,894.28                    11,024.94                      11,358.44
01/31/09                     12,329.65                    11,607.66                      11,819.23
02/28/09                     12,394.43                    11,656.04                      11,771.12
03/31/09                     12,396.69                    11,673.82                      11,763.54
04/30/09                     12,644.34                    11,958.07                      11,963.26
05/31/09                     12,778.10                    12,232.86                      12,098.89
06/30/09                     12,658.39                    12,132.08                      12,002.79
07/31/09                     12,870.18                    12,362.56                      12,201.72
08/31/09                     13,090.20                    12,557.46                      12,330.10
09/30/09                     13,559.98                    13,076.73                      12,683.76
10/31/09                     13,275.34                    12,863.94                      12,433.68
11/30/09                     13,385.02                    12,989.64                      12,623.60
12/31/09                     13,430.26                    13,040.20                      12,648.47
01/31/10                     13,500.21                    13,124.88                      12,717.50
02/28/10                     13,631.06                    13,254.82                      12,842.48
03/31/10                     13,598.43                    13,200.13                      12,773.33
04/30/10                     13,763.69                    13,364.92                      12,895.92
05/31/10                     13,866.91                    13,461.92                      12,983.63
06/30/10                     13,875.15                    13,459.20                      12,986.40
07/31/10                     14,048.17                    13,624.07                      13,154.80
08/31/10                     14,369.81                    13,910.89                      13,420.74
09/30/10                     14,347.35                    13,906.54                      13,376.89
10/31/10                     14,307.61                    13,860.63                      13,344.76
11/30/10                     14,021.51                    13,614.42                      13,144.54
12/31/10                     13,749.79                    13,409.60                      12,954.17
01/31/11                     13,648.50                    13,296.79                      12,884.77
02/28/11                     13,865.78                    13,528.58                      13,068.64
03/31/11                     13,819.58                    13,502.64                      13,030.97
04/30/11                     14,067.07                    13,716.17                      13,228.60
05/31/11                     14,307.45                    13,926.73                      13,414.67
06/30/11                     14,357.37                    14,009.18                      13,446.53
07/31/11                     14,503.89                    14,146.20                      13,567.15
08/31/11                     14,752.02                    14,327.25                      13,748.90
09/30/11                     14,904.52                    14,455.73                      13,807.11
10/31/11                     14,849.11                    14,414.62                      13,752.04
11/30/11                     14,936.83                    14,519.61                      13,854.98
12/31/11                     15,220.99                    14,772.87                      14,100.91
01/31/12                     15,573.00                    15,106.49                      14,369.17
02/29/12                     15,588.35                    15,109.39                      14,373.32
03/31/12                     15,487.06                    15,023.68                      14,254.30
04/30/12                     15,665.73                    15,204.71                      14,414.06
05/31/12                     15,795.77                    15,332.01                      14,503.75
06/30/12                     15,778.81                    15,336.13                      14,479.37
07/31/12                     16,028.88                    15,529.35                      14,668.00
08/31/12                     16,047.14                    15,569.95                      14,682.34
09/30/12                     16,144.06                    15,658.43                      14,767.10
10/31/12                     16,189.62                    15,717.07                      14,798.61
11/30/12                     16,456.33                    15,986.45                      15,007.08
12/31/12                     16,252.94                    15,836.27                      14,839.09
01/31/13                     16,320.63                    15,902.12                      14,883.73
02/28/13                     16,370.06                    15,994.41                      14,941.80
03/31/13                     16,299.47                    15,970.56                      14,895.41

                                   [END CHART]

                         Data from 3/31/03 through 3/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                USAA TAX EXEMPT          LIPPER INTERMEDIATE
               INTERMEDIATE-TERM           MUNICIPAL DEBT
                  FUND SHARES               FUNDS AVERAGE
03/31/04              4.56%                     3.38%
03/31/05              4.31                      3.38
03/31/06              4.20                      3.44
03/31/07              4.18                      3.52
03/31/08              4.45                      3.54
03/31/09              4.93                      3.84
03/31/10              4.47                      3.32
03/31/11              4.46                      3.05
03/31/12              4.02                      2.75
03/31/13              3.61                      2.39

                                  [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/04 to 3/31/13.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UTEIX)

-------------------------------------------------------------------------------
                                              3/31/13                3/31/12
-------------------------------------------------------------------------------
Net Assets                                 $7.5 Million           $5.8 Million
Net Asset Value Per Share                     $13.75                 $13.41

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                $0.468                 $0.513
Capital Gain Distributions Per Share             -                   $0.002

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/13
--------------------------------------------------------------------------------
   1 Year                                             Since Inception 8/01/10
    6.10%                                                       5.93%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 3/31/13*
--------------------------------------------------------------------------------
     Subsidized      1.73%                          Unsubsidized      0.92%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/12**
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT 1.38%                 AFTER REIMBURSEMENT 0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2012, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.73% on 3/31/13, and assuming marginal federal tax
rates of*:                            28.00%  33.00%   35.00%   39.60%
A FULLY TAXABLE INVESTMENT MUST PAY:   2.40%   2.58%    2.66%    2.86%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report.

*The above marginal rates do not incorporate 3.8% additional tax that was imposed on January 1, 2013, to "net investment income" for certain individuals, estates, and trusts.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA TAX EXEMPT                                       LIPPER INTERMEDIATE
              INTERMEDIATE-TERM FUND         BARCLAYS MUNICIPAL            MUNICIPAL DEBT
                  ADVISER SHARES                 BOND INDEX                  FUNDS INDEX
07/31/10            $10,000.00                  $10,000.00                   $10,000.00
08/31/10             10,207.68                   10,228.95                    10,202.16
09/30/10             10,202.67                   10,212.97                    10,168.82
10/31/10             10,167.09                   10,184.68                    10,144.40
11/30/10              9,984.70                    9,981.03                     9,992.20
12/31/10              9,832.59                    9,787.61                     9,847.48
01/31/11              9,748.28                    9,715.50                     9,794.73
02/28/11              9,916.64                    9,870.17                     9,934.51
03/31/11              9,895.97                    9,837.28                     9,905.86
04/30/11             10,050.71                   10,013.45                    10,056.10
05/31/11             10,203.26                   10,184.57                    10,197.55
06/30/11             10,261.88                   10,220.10                    10,221.77
07/31/11             10,360.40                   10,324.40                    10,313.46
08/31/11             10,491.11                   10,501.03                    10,451.62
09/30/11             10,583.24                   10,609.58                    10,495.87
10/31/11             10,551.47                   10,570.14                    10,454.01
11/30/11             10,626.58                   10,632.58                    10,532.26
12/31/11             10,810.00                   10,834.86                    10,719.21
01/31/12             11,052.37                   11,085.43                    10,923.13
02/29/12             11,052.74                   11,096.35                    10,926.29
03/31/12             10,988.14                   11,024.25                    10,835.82
04/30/12             11,118.74                   11,151.44                    10,957.26
05/31/12             11,209.88                   11,244.01                    11,025.45
06/30/12             11,210.95                   11,231.93                    11,006.91
07/31/12             11,350.27                   11,409.94                    11,150.31
08/31/12             11,377.82                   11,422.94                    11,161.20
09/30/12             11,440.78                   11,491.93                    11,225.64
10/31/12             11,481.61                   11,524.36                    11,249.59
11/30/12             11,676.37                   11,714.22                    11,408.07
12/31/12             11,564.66                   11,569.44                    11,280.36
01/31/13             11,610.80                   11,617.62                    11,314.29
02/28/13             11,676.34                   11,652.81                    11,358.44
03/31/13             11,656.81                   11,602.56                    11,323.17

                                   [END CHART]

                         Data from 7/31/10 through 3/31/13.*

                         See page 8 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks.

*The performance of the Barclays Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                             o  TOP 10 INDUSTRIES o
                                  AS OF 3/31/13
                                (% of Net Assets)

Hospital ...............................................................  22.3%
General Obligation .....................................................  12.2%
Electric Utilities .....................................................  10.0%
Special Assessment/Tax/Fee .............................................   9.0%
Appropriated Debt ......................................................   8.7%
Education ..............................................................   7.5%
Electric/Gas Utilities .................................................   4.3%
Airport/Port ...........................................................   4.3%
Toll Roads .............................................................   3.9%
Nursing/CCRC ...........................................................   2.1%

You will find a complete list of securities that the Fund owns on pages 19-36.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o PORTFOLIO RATINGS MIX -- 3/31/13 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        5.6%
AA                                                                        23.0%
A                                                                         37.1%
BBB                                                                       23.4%
BELOW INVESTMENT-GRADE                                                     0.8%
SHORT-TERM INVESTMENT-GRADE                                                6.8%
UNRATED                                                                    3.3%

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service (Moody's), Standard & Poor's Rating Services (S&P), Fitch Ratings Ltd. (Fitch), or Dominion Bond Rating Service Ltd. (Dominion), and includes any related credit enhancements (for a definition of "Credit Enhancements," see the CATEGORIES AND DEFINITIONS section within the PORTFOLIO OF INVESTMENTS). Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Asset Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency, (which are A-1 and A-2 for S&P and P-1 and P-2 for Moody's, F1 and F2 for Fitch, and R-1 and R-2 for Dominion). Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities. Ratings are subject to change.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-36.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

The net investment income (which excludes short-term capital gains) distributed by the Fund during the fiscal year ended March 31, 2013, was 100% tax-exempt for federal income tax purposes.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Intermediate-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Intermediate-Term Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernest & Young LLP

San Antonio, Texas
May 20, 2013

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2013

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   ADJUSTABLE-RATE NOTES -- similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as weekly, monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

   VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)   Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

           Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

   (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Bank of America, N.A., Citibank, N.A., DEPFA Bank plc, Deutsche Bank AG, Dexia Credit Local, or Morgan Stanley.

   (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

   (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the following: Federal Housing Administration, Federal Housing Association Insured Mortgage Nursing Home, or Texas Permanent School Fund.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   EDA     Economic Development Authority
   EDC     Economic Development Corp.
   ETM     Escrowed to final maturity
   IDA     Industrial Development Authority/Agency
   IDB     Industrial Development Board
   IDC     Industrial Development Corp.
   ISD     Independent School District
   PRE     Prerefunded to a date prior to maturity
   USD     Unified School District

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INVESTMENTS

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
             FIXED-RATE INSTRUMENTS (85.6%)

             ALABAMA (0.8%)
  $    345   Montgomery BMC Special Care Facilities
               Financing Auth. (INS)                                     4.88%      11/15/2018     $      346
    16,340   Montgomery Medical Clinic Board                             4.75        3/01/2026         16,907
     5,000   Prattville IDB                                              5.15        9/01/2013          5,093
     5,000   Private Colleges and Universities Facilities Auth. (INS)    4.75        9/01/2026          5,161
                                                                                                   ----------
                                                                                                       27,507
                                                                                                   ----------
             ARIZONA (2.6%)
    20,310   Apache County IDA(a)                                        4.50        3/01/2030         21,050
     1,170   Health Facilities Auth.                                     4.50        4/01/2016          1,212
       425   Health Facilities Auth.                                     5.00        4/01/2017            441
     1,150   Health Facilities Auth.                                     4.75        4/01/2025          1,173
     6,000   Health Facilities Auth.                                     5.00        2/01/2027          6,599
     2,500   Maricopa County Union High School
               District No. 210 (INS)                                    4.50        7/01/2024          2,691
    15,000   Mohave County IDA                                           7.50        5/01/2019         18,884
     3,270   Phoenix Civic Improvement Corp.,
               5.50%, 7/01/2013 (INS)                                    4.50(b)     7/01/2024          3,908
     2,115   Phoenix Civic Improvement Corp.,
               5.50%, 7/01/2013 (INS)                                    4.54(b)     7/01/2025          2,532
     2,680   Pima County IDA                                             4.50        6/01/2030          2,800
     2,000   Pinal County IDA (INS)                                      5.25       10/01/2020          2,116
     1,250   Pinal County IDA (INS)                                      5.25       10/01/2022          1,304
     2,000   Pinal County IDA (INS)                                      4.50       10/01/2025          2,012
     3,540   State (INS)                                                 5.00       10/01/2019          4,232
     7,275   State (INS)                                                 5.25       10/01/2020          8,734
     1,535   State Univ. (INS)                                           5.00        9/01/2024          1,652
     7,180   Univ. Medical Center Corp.                                  5.00        7/01/2022          7,606
                                                                                                   ----------
                                                                                                       88,946
                                                                                                   ----------
             ARKANSAS (0.2%)
     3,125   Baxter County                                               5.00        9/01/2026          3,245
     4,000   Independence County (INS)                                   4.90        7/01/2022          4,111
                                                                                                   ----------
                                                                                                        7,356
                                                                                                   ----------
             CALIFORNIA (12.3%)
     1,510   Cerritos Community College District                         5.02(c)     8/01/2025            950
     1,000   Cerritos Community College District                         5.24(c)     8/01/2027            554
     1,000   Cerritos Community College District                         5.41(c)     8/01/2028            520
    10,000   Chabot-Las Positas Community College District (INS)         4.85(c)     8/01/2022          7,071

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  5,000   Chabot-Las Positas Community College District (INS)         4.88%(c)    8/01/2023     $    3,363
     5,000   City and County of San Francisco Airport Commission         5.25        5/01/2022          6,053
     7,000   City and County of San Francisco Airport Commission         5.25        5/01/2023          8,456
     2,000   Coronado Community Dev. Agency (INS)                        5.00        9/01/2024          2,154
     6,810   El Camino Community College District                        4.25(c)     8/01/2026          4,245
     7,665   El Camino Community College District                        4.42(c)     8/01/2027          4,527
     5,500   El Camino Community College District                        4.58(c)     8/01/2028          3,094
    46,605   Golden State Tobacco Securitization Corp. (INS)             4.17(c)     6/01/2025         30,485
     4,790   Health Facilities Financing Auth.                           5.13        7/01/2022          5,248
     2,000   Health Facilities Financing Auth.                           5.00        8/15/2027          2,323
     5,000   Health Facilities Financing Auth.                           5.25        8/15/2031          5,838
     5,000   Irvine USD Special Tax District (INS)                       5.25        9/01/2019          5,913
     2,500   Irvine USD Special Tax District (INS)                       4.50        9/01/2020          2,835
     6,745   Kern County Board of Education (INS)                        5.00        6/01/2026          7,009
     1,300   Los Angeles County                                          5.00        3/01/2023          1,530
    20,000   Los Angeles Department of Water and Power (INS)(a)          4.75        7/01/2025         21,904
     5,000   Public Works Board (PRE)                                    5.50        6/01/2019          5,175
     6,400   Public Works Board                                          5.50        4/01/2021          7,809
     6,755   Public Works Board                                          5.60        4/01/2022          8,111
     3,000   Public Works Board                                          5.13        3/01/2023          3,468
     3,130   Public Works Board                                          5.75        4/01/2023          3,741
     1,185   Public Works Board                                          5.00       11/01/2023          1,416
     2,500   Public Works Board                                          5.25        3/01/2024          2,872
     2,000   Public Works Board                                          5.00       11/01/2024          2,350
     1,250   Public Works Board                                          5.00        3/01/2025          1,451
     2,000   Public Works Board                                          5.38        3/01/2025          2,283
     1,365   Public Works Board                                          5.00        3/01/2026          1,565
    10,000   Public Works Board                                          5.00        4/01/2028         11,187
     7,000   Public Works Board                                          5.00       11/01/2028          7,876
     5,000   Public Works Board                                          5.00        4/01/2029          5,553
    22,095   Public Works Board                                          5.00       11/01/2029         24,670
     1,430   Sacramento Financing Auth. (INS)                            5.00       12/01/2024          1,550
    15,265   Sacramento Municipal Utility District
               Financing Auth. (INS)                                     4.75        7/01/2024         16,690
    10,000   Sacramento Municipal Utility District Financing Auth.       5.13        7/01/2029         10,880
     4,720   Salinas Union High School District (INS)                    4.37(c)     6/01/2016          4,531
     2,000   Salinas Union High School District (INS)                    4.37(c)    10/01/2016          1,905
     3,525   San Bernardino County Redevelopment Agency (INS)            5.00        9/01/2025          3,545
     2,395   San Diego USD (INS)                                         4.50        7/01/2025          2,614
     5,000   San Francisco City and County Airport                       4.90        5/01/2029          5,604
     3,000   San Jose USD (INS) (PRE)                                    4.50        6/01/2024          3,428
     7,065   Santa Clara County Financing Auth. (INS)                    4.75        5/15/2023          7,879
     7,400   Santa Clara County Financing Auth. (INS)                    4.75        5/15/2024          8,231
     7,750   Santa Clara County Financing Auth. (INS)                    4.75        5/15/2025          8,560

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20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  2,175   Semitropic Improvement District (INS) (PRE)                 5.25%      12/01/2018     $    2,354
     2,500   Solano Community College District (INS)                     4.85(c)     8/01/2023          1,581
     4,735   Solano Community College District (INS)                     4.88(c)     8/01/2024          2,823
     4,035   South Orange County Public Financing Auth. (INS)            5.00        8/15/2022          4,193
     4,920   South Orange County Public Financing Auth. (INS)            5.00        8/15/2025          5,071
    20,000   State                                                       5.25       10/01/2022         24,477
    27,445   State                                                       5.75        4/01/2027         32,752
     3,120   Statewide Communities Dev. Auth.                            5.00        5/15/2021          3,315
     3,275   Statewide Communities Dev. Auth.                            5.00        5/15/2022          3,455
     3,440   Statewide Communities Dev. Auth.                            5.00        5/15/2023          3,617
     3,610   Statewide Communities Dev. Auth.                            5.00        5/15/2024          3,789
     3,795   Statewide Communities Dev. Auth.                            5.00        5/15/2025          3,970
     1,000   Statewide Communities Dev. Auth.                            5.13        5/15/2031          1,097
    14,060   Tobacco Securitization Auth.                                4.75        6/01/2025         14,065
     3,470   Tuolumne Wind Project Auth.                                 5.00        1/01/2022          4,053
    10,000   Upland City                                                 6.00        1/01/2026         11,982
     2,000   Washington Township Health Care District                    5.75        7/01/2024          2,319
     3,500   Washington Township Health Care District                    5.00        7/01/2025          3,835
                                                                                                   ----------
                                                                                                      417,764
                                                                                                   ----------
             COLORADO (2.2%)
     5,000   Adams and Arapahoe Counties Joint School
               District No. 28J                                          3.20(c)       12/01/2022       4,002
     4,500   Adams County (INS)                                          4.38           9/01/2017       4,791
    10,000   Denver City and County                                      5.00          11/15/2025      11,958
    30,955   Denver Health and Hospital Auth.                            4.75          12/01/2027      31,822
     1,000   Health Facilities Auth.                                     5.25           6/01/2023       1,072
    10,000   Regional Transportation District                            5.00           6/01/2025      11,288
     9,045   State (INS) (PRE)                                           5.00          11/01/2023      10,102
                                                                                                   ----------
                                                                                                       75,035
                                                                                                   ----------
             CONNECTICUT (0.2%)
    16,500   Mashantucket (Western) Pequot Tribe(d),(e)                  5.75           9/01/2018       7,719
                                                                                                   ----------
             DELAWARE (0.2%)
     1,495   Health Facilities Auth. (INS)                               4.80           5/01/2017       1,496
     1,830   Health Facilities Auth. (INS)                               4.90           5/01/2018       1,831
     1,000   Health Facilities Auth. (INS)                               5.00           5/01/2019       1,001
     1,515   Health Facilities Auth. (INS)                               5.05           5/01/2020       1,516
                                                                                                   ----------
                                                                                                        5,844
                                                                                                   ----------
             DISTRICT OF COLUMBIA (1.0%)
     7,000   District of Columbia (INS)                                  5.00           1/01/2025       7,631
     3,870   District of Columbia                                        5.63          10/01/2025       4,503
     5,000   District of Columbia                                        5.75          10/01/2026       5,810
     7,930   District of Columbia (INS)                                  4.75           5/01/2027       7,653

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  6,000   District of Columbia                                        5.75%      10/01/2027     $    6,918
                                                                                                   ----------
                                                                                                       32,515
                                                                                                   ----------
             FLORIDA (8.2%)
     5,165   Brevard County School Board (INS)                           5.00        7/01/2025          5,633
     2,500   Broward County Airport System                               5.00       10/01/2024          2,857
     6,500   Broward County School Board (INS)                           5.00        7/01/2023          7,293
     4,000   Broward County School Board (INS)                           5.00        7/01/2024          4,434
     3,710   Broward County School Board (INS)                           5.00        7/01/2025          4,006
     3,270   Flagler County School Board (INS)                           5.00        8/01/2025          3,577
     8,000   Hillsborough County IDA                                     5.65        5/15/2018          9,514
     4,250   Indian River County School Board (INS)                      5.00        7/01/2024          4,589
     3,500   Jacksonville                                                5.00       10/01/2028          4,030
     5,000   JEA St. Johns River Power Park (INS)                        5.00       10/01/2020          5,452
     2,500   Lee County                                                  5.00       10/01/2023          3,043
     2,700   Lee County                                                  5.00       10/01/2024          3,304
     7,245   Lee County IDA                                              5.00       10/01/2028          7,377
    10,535   Lee County School Board (INS)                               5.00        8/01/2027         11,411
     6,465   Lee County School Board (INS)                               5.00        8/01/2028          6,986
     4,010   Miami Beach City Health Facilities Auth.                    5.00       11/15/2029          4,370
     7,500   Miami-Dade County                                           3.75       12/01/2018          8,144
     1,670   Miami-Dade County (INS)                                     5.00        4/01/2022          1,805
     2,805   Miami-Dade County (INS)                                     5.00        4/01/2023          3,033
     8,375   Miami-Dade County (INS)                                     4.75       11/01/2023          9,337
     2,345   Miami-Dade County, 5.00%, 10/01/2013 (INS)                  4.54(b)    10/01/2024          2,529
     9,830   Miami-Dade County (INS)                                     4.75       11/01/2024         10,842
     3,670   Miami-Dade County, 5.00%, 10/01/2013 (INS)                  4.57(b)    10/01/2025          3,939
     2,000   Miami-Dade County                                           5.00       10/01/2025          2,321
     2,500   Miami-Dade County (INS)                                     5.00       10/01/2026          2,795
     6,440   Miami-Dade County                                           5.00       10/01/2026          7,333
     7,000   Miami-Dade County                                           5.00       10/01/2027          7,905
    10,000   Miami-Dade County Expressway Auth.(f)                       5.00        7/01/2028         11,265
     7,000   Miami-Dade County Expressway Auth.(f)                       5.00        7/01/2029          7,844
    10,000   Miami-Dade County School Board (INS)                        5.00        2/01/2024         11,195
    12,000   Miami-Dade County School Board (INS)                        5.25        5/01/2025         14,007
    12,000   Orange County Health Facility Auth.                         5.25       10/01/2022         14,184
     5,000   Orange County Health Facility Auth.                         5.38       10/01/2023          5,872
     6,855   Palm Beach County Health Facilities Auth. (INS)             5.00       12/01/2021          6,864
     7,595   Palm Beach County Health Facilities Auth.                   5.00       11/15/2023          8,669
       650   Palm Beach County School Board (INS)                        5.00        8/01/2022            716
     1,995   Pinellas County Educational Facilities Auth.                5.00       10/01/2021          2,299
     1,080   Pinellas County Educational Facilities Auth.                4.00       10/01/2022          1,142
     1,415   Pinellas County Educational Facilities Auth.                4.00       10/01/2023          1,483
     2,045   Pinellas County Educational Facilities Auth.                5.38       10/01/2026          2,315
     1,895   Pinellas County Educational Facilities Auth.                5.00       10/01/2027          2,073

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22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  2,615   Pinellas County Educational Facilities Auth.                6.50%      10/01/2031     $    3,130
     2,045   Saint Lucie County School Board                             5.00        7/01/2025          2,397
     1,500   Saint Lucie County School Board                             5.00        7/01/2026          1,747
     8,970   Sunshine State Governmental Financing Commission            5.00        9/01/2019         10,527
     5,525   Sunshine State Governmental Financing Commission            5.00        9/01/2020          6,551
     1,055   Sunshine State Governmental Financing
               Commission (INS)                                          5.00        9/01/2021          1,267
     4,585   Volusia County School Board (INS)                           5.00        8/01/2022          4,842
     4,920   Volusia County School Board (INS)                           5.00        8/01/2023          5,185
     5,165   Volusia County School Board (INS)                           5.00        8/01/2024          5,418
                                                                                                   ----------
                                                                                                      278,851
                                                                                                   ----------
             GEORGIA (0.6%)
    10,000   Burke County Dev. Auth.                                     7.00        1/01/2023         11,792
     4,000   Glynn-Brunswick Memorial Hospital Auth.                     5.25        8/01/2023          4,483
     3,000   Private Colleges and Univ. Auth.                            5.25       10/01/2027          3,398
     2,000   Private Colleges and Univ. Auth.                            5.25       10/01/2027          2,274
                                                                                                   ----------
                                                                                                       21,947
                                                                                                   ----------
             GUAM (0.1%)
     1,000   Power Auth.                                                 5.00       10/01/2027          1,153
     1,000   Power Auth.                                                 5.00       10/01/2030          1,135
                                                                                                   ----------
                                                                                                        2,288
                                                                                                   ----------
             IDAHO (0.0%)
     1,000   Univ. of Idaho (INS)                                        4.75        4/01/2022          1,013
                                                                                                   ----------
             ILLINOIS (6.7%)
     1,000   Bedford Park Village                                        4.60       12/01/2017          1,072
     3,240   Bedford Park Village                                        4.80       12/01/2020          3,426
     3,085   Bedford Park Village                                        4.90       12/01/2023          3,224
     4,640   Channahon                                                   6.88        1/01/2020          4,645
     4,360   Chicago                                                     6.63       12/01/2022          4,468
    30,000   Chicago (INS)                                               4.45(c)     1/01/2023         21,373
     4,925   Chicago Board of Education (INS)                            4.82(c)    12/01/2013          4,907
     7,000   Chicago-O'Hare International Airport (INS)                  5.00        1/01/2021          7,716
    10,000   Chicago-O'Hare International Airport (INS)                  5.00        1/01/2022         11,072
     9,000   Chicago-O'Hare International Airport                        5.25        1/01/2024         10,418
     2,370   Finance Auth.                                               5.50        5/01/2017          2,685
     4,340   Finance Auth.                                               5.75        5/01/2018          5,092
    14,360   Finance Auth.                                               5.00        2/15/2019         16,366
     2,080   Finance Auth.                                               5.00        2/15/2020          2,379
     1,710   Finance Auth.                                               5.00        2/15/2022          1,890
       750   Finance Auth.                                               5.25        4/01/2022            789
     2,000   Finance Auth.                                               5.00        4/01/2023          2,048
     3,400   Finance Auth. (INS)                                         5.00       11/01/2023          3,724
    14,935   Finance Auth. (INS)                                         5.00       11/15/2023         15,353

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  7,140   Finance Auth.                                               5.13%       2/15/2025     $    7,736
     4,165   Finance Auth.                                               5.00        4/01/2025          4,241
     8,210   Finance Auth.                                               4.50        5/15/2025          9,007
     7,665   Finance Auth.                                               5.38        8/15/2026          8,888
     8,000   Finance Auth.                                               4.50       11/15/2026          8,204
     1,750   Finance Auth.                                               5.40        4/01/2027          1,839
       590   Housing Dev. Auth.                                          4.55        7/01/2021            612
       365   Housing Dev. Auth.                                          4.60        7/01/2023            376
     3,495   Lake County Community Unit School District (INS)(ETM)       5.13(c)    12/01/2016          3,405
     4,555   Lake County Community Unit School District (INS)            5.13(c)    12/01/2016          4,286
     2,500   Metropolitan Pier and Exposition Auth. (INS)                5.20        6/15/2017          2,932
     2,500   Metropolitan Pier and Exposition Auth. (INS)                5.30        6/15/2018          2,929
     4,000   Metropolitan Pier and Exposition Auth. (INS)                5.40        6/15/2019          4,658
     5,000   Metropolitan Pier and Exposition Auth. (INS)                5.70(c)     6/15/2026          3,007
     2,000   Northeastern Illinois Univ.                                 4.75       10/01/2025          2,094
     7,095   Railsplitter Tobacco Settlement Auth.                       5.00        6/01/2018          8,276
    10,000   Railsplitter Tobacco Settlement Auth.                       5.50        6/01/2023         12,043
     5,000   State (INS)                                                 5.00        1/01/2021          5,645
    14,070   Will County Forest Preserve District (INS)                  5.40(c)    12/01/2017         13,382
                                                                                                   ----------
                                                                                                      226,207
                                                                                                   ----------
             INDIANA (1.7%)
     1,470   Finance Auth.                                               5.00        5/01/2024          1,716
    20,000   Finance Auth. (INS)(a)                                      4.55       12/01/2024         21,043
     1,200   Finance Auth.                                               5.00        5/01/2027          1,368
     1,900   Finance Auth.                                               5.00       10/01/2027          2,050
     5,000   Finance Auth.                                               5.00        6/01/2032          5,327
     4,000   Health and Educational Facility Financing Auth.             5.00        2/15/2021          4,408
     8,375   Health and Educational Facility Financing Auth.             5.00        2/15/2022          9,209
     3,000   Jasper County (INS)                                         5.85        4/01/2019          3,528
     6,000   Rockport (INS)                                              4.63        6/01/2025          6,443
     6,181   St. Joseph County, acquired 12/17/1998;
               cost $6,119(e),(g)                                        5.75        2/15/2019            742
     1,500   Vanderburgh County Redevelopment District                   5.00        2/01/2026          1,554
                                                                                                   ----------
                                                                                                       57,388
                                                                                                   ----------
             IOWA (0.9%)
     9,190   Finance Auth. (INS)                                         5.00        7/01/2014          9,686
     1,325   Finance Auth. (INS)                                         5.00       12/01/2021          1,380
     1,390   Finance Auth. (INS)                                         5.00       12/01/2022          1,434
     1,460   Finance Auth. (INS)                                         5.00       12/01/2023          1,498
     1,535   Finance Auth. (INS)                                         5.00       12/01/2024          1,567
     1,610   Finance Auth. (INS)                                         5.00       12/01/2025          1,635
     1,690   Finance Auth. (INS)                                         5.00       12/01/2026          1,711
     2,475   Waterloo Community School District                          5.00        7/01/2024          2,750

================================================================================

24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  2,775   Waterloo Community School District                          5.00%       7/01/2025     $    3,057
     4,510   Waterloo Community School District                          5.00        7/01/2027          4,904
                                                                                                   ----------
                                                                                                       29,622
                                                                                                   ----------
             KANSAS (0.3%)
    13,595   Wyandotte County                                            5.55(c)     6/01/2021          9,014
                                                                                                   ----------
             KENTUCKY (1.0%)
     6,130   Economic Dev. Finance Auth.                                 4.05(c)    10/01/2024          3,883
     7,500   Economic Dev. Finance Auth. (INS)                           5.75       12/01/2028          8,238
     3,830   Louisville/Jefferson County Metro Government                5.00       12/01/2022          4,670
     2,760   Louisville/Jefferson County Metro Government                5.00       12/01/2023          3,340
     7,160   Louisville/Jefferson County Metro Government                5.00       12/01/2024          8,567
     3,725   Pikeville City Hospital Improvement                         5.75        3/01/2026          4,331
                                                                                                   ----------
                                                                                                       33,029
                                                                                                   ----------
             LOUISIANA (1.9%)
     2,750   Jefferson Parish Hospital District No. 1 (INS)              5.50        1/01/2026          3,134
     3,000   Jefferson Parish Hospital District No. 1 (INS)              5.38        1/01/2031          3,314
     3,750   Local Government Environmental Facilities and
               Community Dev. Auth.                                      6.50        8/01/2029          4,450
     2,000   Office Facilities Corp. (INS) (PRE)                         5.25       11/01/2018          2,060
    20,000   Public Facilities Auth.                                     5.00        9/01/2028         21,550
     2,440   Terrebonne Parish Hospital Service District No. 1           5.00        4/01/2022          2,779
     2,570   Terrebonne Parish Hospital Service District No. 1           5.00        4/01/2023          2,896
     2,000   Terrebonne Parish Hospital Service District No. 1           4.65        4/01/2024          2,179
     4,250   Terrebonne Parish Hospital Service District No. 1           5.00        4/01/2028          4,625
     9,000   Transportation Auth. (INS)                                  4.38       12/01/2023          9,028
     9,000   Transportation Auth. (INS)                                  4.38       12/01/2024          9,028
                                                                                                   ----------
                                                                                                       65,043
                                                                                                   ----------
             MAINE (0.6%)
     1,635   Health and Higher Educational Facilities Auth.              5.00        7/01/2024          1,876
     1,000   Health and Higher Educational Facilities Auth.              5.00        7/01/2026          1,125
    11,500   Health and Higher Educational Facilities Auth.              6.00        7/01/2026         13,788
     1,000   Health and Higher Educational Facilities Auth.              5.00        7/01/2027          1,114
     1,500   Jay                                                         4.85        5/01/2019          1,567
                                                                                                   ----------
                                                                                                       19,470
                                                                                                   ----------
             MARYLAND (0.3%)
     1,100   Community Dev. Administration                               5.88        7/01/2016          1,103
     2,500   EDC                                                         6.20        9/01/2022          3,074
     5,000   Health and Higher Educational Facilities Auth.              6.00        1/01/2028          5,519
                                                                                                   ----------
                                                                                                        9,696
                                                                                                   ----------
             MASSACHUSETTS (1.1%)
     3,110   Health and Educational Facilities Auth.                     5.00        7/01/2019          3,568
     9,000   Health and Educational Facilities Auth.                     6.00        7/01/2024         10,530

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  4,000   Health and Educational Facilities Auth.                     5.00%       7/15/2027     $    4,100
     5,545   Massachusetts Bay Transportation Auth.                      4.60(c)     7/01/2022          4,045
     5,000   Massachusetts Bay Transportation Auth.                      4.70(c)     7/01/2024          3,263
     1,600   Massachusetts Bay Transportation Auth.                      4.73(c)     7/01/2025            988
       640   Massachusetts Dev. Finance Agency                           5.00        7/01/2020            742
     1,480   Massachusetts Dev. Finance Agency                           5.00        7/01/2022          1,726
     4,500   Massachusetts Dev. Finance Agency                           6.25        1/01/2027          5,387
     1,720   Massachusetts Dev. Finance Agency                           5.00        7/01/2027          1,899
     2,000   Massachusetts Dev. Finance Agency                           5.00        7/01/2030          2,183
       110   Water Pollution Abatement Trust                             4.75        8/01/2025            120
                                                                                                   ----------
                                                                                                       38,551
                                                                                                   ----------
             MICHIGAN (2.2%)
    18,000   Building Auth. (INS)                                        4.81(c)    10/15/2022         12,418
    25,000   Dickinson County EDC                                        4.80       11/01/2018         26,107
    10,000   Grand Traverse County Hospital Finance Auth.                5.00        7/01/2029         10,996
     2,675   Hospital Finance Auth.                                      5.00       11/15/2019          2,973
     3,400   Hospital Finance Auth.                                      5.00       11/15/2022          3,708
    12,000   Kent Hospital Finance Auth.                                 5.00       11/15/2029         13,449
     3,000   State Trunk Line Fund                                       5.00       11/01/2019          3,674
     2,000   State Trunk Line Fund                                       5.00       11/01/2020          2,413
                                                                                                   ----------
                                                                                                       75,738
                                                                                                   ----------
             MINNESOTA (1.3%)
     1,080   Chippewa County                                             5.38        3/01/2022          1,149
     5,120   Chippewa County                                             5.50        3/01/2027          5,405
    18,015   Cohasset(a)                                                 4.95        7/01/2022         18,495
     2,500   Higher Education Facilities Auth.                           4.50       10/01/2027          2,661
     3,000   Municipal Power Agency                                      4.38       10/01/2025          3,241
     7,680   St. Paul Housing and Redevelopment Auth.                    5.15       11/15/2020          8,314
     3,500   St. Paul Housing and Redevelopment Auth.                    5.25        5/15/2026          3,700
                                                                                                   ----------
                                                                                                       42,965
                                                                                                   ----------
             MISSISSIPPI (0.4%)
     2,000   Dev. Bank                                                   5.00        4/01/2028          2,247
     7,000   Dev. Bank (INS)                                             5.00        9/01/2030          8,021
     1,650   Hospital Equipment and Facilities Auth.                     5.00       12/01/2016          1,803
     1,000   Hospital Equipment and Facilities Auth.                     5.25       12/01/2021          1,065
                                                                                                   ----------
                                                                                                       13,136
                                                                                                   ----------
             MISSOURI (0.9%)
    17,545   Cape Girardeau County Health Care Facilities IDA            5.00        6/01/2027         18,088
     1,000   Cass County                                                 5.00        5/01/2022          1,038
     3,315   Cass County                                                 5.38        5/01/2022          3,483
     2,000   Cass County                                                 5.50        5/01/2027          2,075
     2,000   Dev. Finance Board                                          4.75        6/01/2025          2,055
       945   Fenton City                                                 4.50        4/01/2021            962

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26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  1,760   Riverside IDA (INS)                                         5.00%       5/01/2020     $    1,918
     1,330   St. Joseph IDA                                              5.00        4/01/2027          1,409
                                                                                                   ----------
                                                                                                       31,028
                                                                                                   ----------
             MONTANA (0.2%)
     6,500   Forsyth (INS)                                               4.65        8/01/2023          7,099
                                                                                                   ----------
             NEVADA (0.7%)
     2,865   Clark County                                                5.00        5/15/2020          3,163
    18,000   Humboldt County                                             5.15       12/01/2024         19,995
                                                                                                   ----------
                                                                                                       23,158
                                                                                                   ----------
             NEW JERSEY (3.0%)
    10,000   EDA                                                         5.25        9/01/2019         12,196
     5,000   EDA (INS)                                                   5.00        7/01/2022          5,266
    10,000   EDA                                                         5.25        9/01/2022         12,116
     3,500   EDA                                                         4.45        6/01/2023          3,897
     8,830   EDA (PRE)                                                   5.25        9/01/2023          9,876
     2,500   EDA                                                         5.00        6/15/2026          2,824
     4,535   Essex County Improvement Auth. (INS)                        6.00       11/01/2025          5,389
    20,000   State Turnpike Auth.                                        5.00        1/01/2021         23,313
     5,000   Tobacco Settlement Financing Corp.                          5.00        6/01/2017          5,692
     2,000   Transportation Trust Fund Auth.                             5.25       12/15/2017          2,255
     5,000   Transportation Trust Fund Auth. (INS)                       5.25       12/15/2022          6,154
    12,000   Turnpike Auth.(f)                                           5.00        1/01/2029         13,672
                                                                                                   ----------
                                                                                                      102,650
                                                                                                   ----------
             NEW MEXICO (1.0%)
    20,000   Farmington Pollution Control                                4.70        5/01/2024         22,257
     4,890   Jicarilla Apache Nation(d)                                  5.00        9/01/2018          4,874
     3,250   Jicarilla Apache Nation(d)                                  5.50        9/01/2023          3,224
     4,000   Sandoval County                                             4.38        6/01/2020          4,237
                                                                                                   ----------
                                                                                                       34,592
                                                                                                   ----------
             NEW YORK (8.1%)
     2,500   Albany IDA                                                  5.75       11/15/2022          2,878
     1,490   Dormitory Auth.                                             5.75        7/01/2013          1,511
     1,500   Dormitory Auth.                                             5.25        7/01/2015          1,596
     4,000   Dormitory Auth.                                             5.20        2/15/2016          4,016
     2,985   Dormitory Auth. (LOC - Allied Irish Banks plc)              4.40        7/01/2016          2,998
     2,005   Dormitory Auth.                                             5.25        7/01/2016          2,130
     4,760   Dormitory Auth.                                             5.30        2/15/2017          4,778
     2,000   Dormitory Auth.                                             5.25        7/01/2017          2,126
    12,560   Dormitory Auth. (ETM)                                       5.30        2/15/2019         14,775
     5,000   Dormitory Auth.                                             5.00        7/01/2020          5,569
    24,935   Dormitory Auth.                                             5.00        7/01/2022         27,645
       750   Dormitory Auth.                                             5.00        5/01/2023            884

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                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $    750   Dormitory Auth.                                             5.00%       5/01/2024     $      872
     1,200   Dormitory Auth.                                             5.00        5/01/2025          1,377
     1,000   Dormitory Auth.                                             5.00        5/01/2026          1,135
     2,500   Dutchess County IDA                                         4.50        8/01/2026          2,625
     1,600   East Rochester Housing Auth. (NBGA)                         4.63        2/15/2017          1,621
    17,075   Long Island Power Auth.                                     5.00        4/01/2023         19,539
    10,000   Metropolitan Transportation Auth.                           6.25       11/15/2023         12,542
    16,565   Metropolitan Transportation Auth.                           5.00       11/15/2024         18,788
     2,500   Metropolitan Transportation Auth. (INS)                     5.00       11/15/2024          2,869
     6,800   Metropolitan Transportation Auth.                           5.00       11/15/2024          7,805
     5,000   Monroe County IDC (NBGA)                                    5.75        8/15/2030          6,066
       115   New York City                                               5.63        8/01/2015            116
       225   New York City                                               5.75        8/01/2016            228
     1,875   New York City (PRE)                                         5.25       10/15/2019          1,927
     5,000   New York City                                               5.13       11/15/2022          6,029
     4,330   New York City                                               5.13       12/01/2022          5,106
     6,000   New York City                                               5.13       12/01/2023          7,060
    10,000   New York City                                               5.00        4/01/2024         11,208
     5,240   New York City                                               5.00        8/01/2024          6,067
     5,000   New York City                                               5.25       11/15/2024          6,032
     5,000   New York City                                               5.00        2/01/2025          5,829
     3,500   New York City Transitional Finance Auth.                    5.00        1/15/2022          4,171
    25,000   New York City Transitional Finance Auth.                    5.00        5/01/2026         29,902
    18,000   New York City Transitional Finance Auth.                    5.00       11/01/2030         21,252
       575   Newburgh City                                               5.00        6/15/2023            612
     2,250   Niagara Area Dev. Corp.                                     4.00       11/01/2024          2,321
     4,000   Rockland County                                             2.25        3/14/2014          4,032
     1,585   Rockland County                                             3.50       10/01/2021          1,617
     1,190   Rockland County                                             3.63       10/01/2022          1,217
     1,560   Rockland County                                             3.63       10/01/2023          1,588
     1,665   Rockland County                                             3.63       10/01/2024          1,674
     1,500   Suffolk County EDC                                          5.00        7/01/2028          1,699
       775   Suffolk County IDA                                          5.00       11/01/2013            791
     1,880   Suffolk County IDA                                          5.00       11/01/2014          1,974
     1,000   Suffolk County IDA                                          5.00       11/01/2015          1,077
     1,215   Tobacco Settlement Financing Corp.                          5.50        6/01/2018          1,220
     1,350   Westchester County Local Dev. Corp.(f)                      5.00        1/01/2028          1,474
     2,600   Yonkers (INS)                                               5.00       10/01/2023          3,039
                                                                                                   ----------
                                                                                                      275,407
                                                                                                   ----------
             NORTH CAROLINA (1.0%)
    3,000    Eastern Municipal Power Agency                              5.00        1/01/2024          3,362
    5,000    Eastern Municipal Power Agency                              5.00        1/01/2026          5,628
    4,805    Medical Care Commission                                     6.38        7/01/2026          5,805
    5,500    Medical Care Commission                                     5.00        7/01/2027          5,794

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28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  2,000   Municipal Power Agency No. 1                                5.25%       1/01/2020     $    2,325
     3,600   Turnpike Auth. (INS)                                        5.00        1/01/2022          4,118
     3,330   Turnpike Auth. (INS)                                        5.13        1/01/2024          3,793
     4,000   Wake County Industrial Facilities and
               Pollution Control Financing Auth.                         5.38        2/01/2017          4,031
                                                                                                   ----------
                                                                                                       34,856
                                                                                                   ----------
             NORTH DAKOTA (0.5%)
     1,000   Grand Forks (INS)                                           5.00       12/15/2022          1,100
    11,085   Grand Forks City Health Care System                         5.00       12/01/2029         12,072
     2,055   Williams County                                             5.00       11/01/2021          2,120
                                                                                                   ----------
                                                                                                       15,292
                                                                                                   ----------
             OHIO (1.7%)
     9,000   Air Quality Dev. Auth.                                      5.70        8/01/2020         10,754
     3,000   American Municipal Power, Inc.                              5.00        2/15/2021          3,469
     2,760   American Municipal Power, Inc.                              5.00        2/15/2022          3,158
     7,165   Buckeye Tobacco Settlement Financing Auth.                  5.13        6/01/2024          6,610
     2,000   Cleveland Airport System                                    5.00        1/01/2030          2,220
     1,000   Cleveland Airport System                                    5.00        1/01/2031          1,105
     2,400   Fairview Park (INS)                                         4.13       12/01/2020          2,567
    10,000   Hamilton City (INS)                                         4.65       10/15/2022         11,019
     4,365   Hamilton County                                             4.30(c)    12/01/2025          2,674
     9,000   Hancock County Hospital Facilities                          6.50       12/01/2030         10,809
     1,750   Miami County                                                5.25        5/15/2021          1,915
     2,000   Miami County                                                5.25        5/15/2026          2,132
                                                                                                   ----------
                                                                                                       58,432
                                                                                                   ----------
             OKLAHOMA (1.3%)
     5,360   Cherokee Nation (INS)(d)                                    4.60       12/01/2021          5,627
     6,880   Chickasaw Nation(d)                                         5.38       12/01/2017          7,367
     5,000   Chickasaw Nation(d)                                         6.00       12/01/2025          5,581
     2,020   Comanche County Hospital Auth.                              5.00        7/01/2021          2,316
     3,895   Comanche County Hospital Auth. (INS)                        5.25        7/01/2022          4,077
     3,000   Comanche County Hospital Auth. (INS)                        5.25        7/01/2023          3,129
     1,400   Norman Regional Hospital Auth.                              5.50        9/01/2024          1,481
    13,100   Norman Regional Hospital Auth.                              5.00        9/01/2027         13,604
                                                                                                   ----------
                                                                                                       43,182
                                                                                                   ----------
             OREGON (0.1%)
     1,000   Washington, Yamhill and Multnomah Counties
               Hillsboro School District No. 1J (INS)                    4.58(c)     6/15/2025            622
     5,900   Washington, Yamhill and Multnomah Counties
               Hillsboro School District No. 1J (INS)                    4.59(c)     6/15/2026          3,477
                                                                                                   ----------
                                                                                                        4,099
                                                                                                   ----------

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
             PENNSYLVANIA (1.3%)
  $  1,410   Allegheny County Higher Education Building Auth.            5.13%       3/01/2025     $    1,640
     1,000   Allegheny County IDA                                        5.00        9/01/2021          1,030
     1,220   Allegheny County IDA                                        5.10        9/01/2026          1,235
     5,000   Beaver County IDA                                           2.15        3/01/2017          4,981
     1,000   Delaware County Auth.                                       5.00       10/01/2025          1,079
     2,720   Delaware River Port Auth.                                   5.00        1/01/2025          3,094
    13,000   Economic Development Financing Auth.                        4.00       10/01/2023         14,085
     1,625   Higher Educational Facilities Auth.                         5.00        7/01/2032          1,749
     7,370   Housing Finance Agency                                      5.00       10/01/2025          8,038
     1,615   Lancaster County Hospital Auth.                             5.00       11/01/2026          1,696
     1,200   Montgomery County IDA                                       5.00       11/15/2023          1,382
     2,750   Montgomery County IDA                                       5.00       11/15/2024          3,130
     1,250   Public School Building Auth.                                5.00        4/01/2023          1,454
                                                                                                   ----------
                                                                                                       44,593
                                                                                                   ----------
             PUERTO RICO (1.1%)
    10,470   Commonwealth (INS)                                          5.00        7/01/2035         10,462
     5,750   Electric Power Auth.                                        5.00        7/01/2029          5,542
    14,000   Government Dev. Bank                                        4.75       12/01/2015         14,173
     2,600   Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Auth.          5.00        4/01/2027          2,628
     5,000   Sales Tax Financing Corp.                                   5.25(c)     8/01/2023          3,094
     2,000   Sales Tax Financing Corp.                                   5.45(c)     8/01/2024          1,170
                                                                                                   ----------
                                                                                                       37,069
                                                                                                   ----------
             RHODE ISLAND (0.4%)
       765   Health and Educational Building Corp. (INS)                 5.50        5/15/2016            768
     5,500   Health and Educational Building Corp. (INS)                 5.00        5/15/2026          5,862
     5,915   Housing and Mortgage Finance Corp.                          4.65       10/01/2026          6,101
                                                                                                   ----------
                                                                                                       12,731
                                                                                                   ----------
             SOUTH CAROLINA (1.4%)
     4,250   Georgetown County                                           5.95        3/15/2014          4,426
     5,000   Georgetown County                                           5.70        4/01/2014          5,204
     5,000   Lexington County Health Services District, Inc.             5.00       11/01/2024          5,674
     7,335   Lexington County Health Services District, Inc.             5.00       11/01/2026          8,123
     7,200   Piedmont Municipal Power Agency (INS)                       5.00        1/01/2028          8,192
     2,700   Piedmont Municipal Power Agency (INS)                       5.00        1/01/2028          3,072
     5,870   SCAGO Educational Facilities Corp. (INS)                    4.75       12/01/2026          6,143
     6,325   SCAGO Educational Facilities Corp. (INS)                    4.75       12/01/2026          6,551
                                                                                                   ----------
                                                                                                       47,385
                                                                                                   ----------
             SOUTH DAKOTA (0.2%)
     1,700   Health and Educational Facilities Auth.                     5.00       11/01/2024          1,910

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  5,500   Housing Dev. Auth. (INS)                                    5.15%      11/01/2020     $    5,510
                                                                                                   ----------
                                                                                                        7,420
                                                                                                   ----------
             TENNESSEE (0.8%)
     7,000   Jackson                                                     5.25        4/01/2023          7,921
     2,125   Johnson City Health and Educational Facilities Board        5.25        7/01/2026          2,252
     1,000   Nashville and Davidson County Health and
               Educational Facilities Board (INS)                        5.10        8/01/2019          1,001
    14,750   Sullivan County Health, Educational and Housing
               Facilities Board                                          5.25        9/01/2026         15,806
                                                                                                   ----------
                                                                                                       26,980
                                                                                                   ----------
             TEXAS (11.8%)
     2,300   Austin (INS)                                                5.00       11/15/2024          2,546
     5,610   Austin Utility Systems (INS)                                5.15(c)     5/15/2017          5,364
     1,855   Bastrop ISD (NBGA)                                          5.55(c)     2/15/2014          1,851
     3,030   Bastrop ISD (NBGA)                                          5.55(c)     2/15/2015          3,004
     3,055   Bastrop ISD (NBGA)                                          5.60(c)     2/15/2016          3,000
     3,155   Bastrop ISD (NBGA)                                          5.60(c)     2/15/2017          3,052
     4,350   Bexar County Health Facilities Dev. Corp.                   5.00        7/01/2027          4,570
     4,240   Boerne ISD (NBGA)                                           3.66(c)     2/01/2026          2,761
     2,680   Central Regional Mobility Auth.,
               4.55%, 1/01/2014 (INS)                                    4.55(b)     1/01/2020          2,641
     3,445   Central Regional Mobility Auth.,
               4.60%, 1/01/2014 (INS)                                    4.60(b)     1/01/2021          3,374
       885   Central Regional Mobility Auth.                             5.90(c)     1/01/2022            626
     7,000   Central Regional Mobility Auth.                             6.25(c)     1/01/2024          4,418
     2,500   Central Regional Mobility Auth.                             5.75        1/01/2025          2,882
     2,535   Central Regional Mobility Auth.                             6.50(c)     1/01/2026          1,415
     2,600   Conroe ISD (NBGA) (PRE)                                     5.00        2/15/2023          2,829
     3,100   Conroe ISD (NBGA) (PRE)                                     5.00        2/15/2024          3,374
     5,000   Dallas/Fort Worth International Airport                     5.00       11/01/2028          5,683
     5,155   Dallas/Fort Worth International Airport                     5.00       11/01/2029          5,833
    13,745   Denton ISD (NBGA)                                           5.03(c)     8/15/2023          9,290
    16,500   Denton ISD (NBGA)                                           5.06(c)     8/15/2024         10,565
     3,715   Ennis ISD (NBGA)                                            4.58(c)     8/15/2025          2,360
     3,720   Ennis ISD (NBGA)                                            4.60(c)     8/15/2026          2,223
     4,710   Harris County Cultural Education Facilities
               Finance Corp.(f)                                          5.00       12/01/2027          5,375
     1,400   Harris County Cultural Education Facilities
               Finance Corp.                                             5.00        6/01/2028          1,544
     6,975   Harris County Cultural Education Facilities
               Finance Corp.(f)                                          5.00       12/01/2028          7,897
    40,000   Harris County IDC                                           5.00        2/01/2023         44,575
     1,895   Hidalgo County Health Services Corp.                        4.75        8/15/2017          1,940
       350   Hidalgo County Health Services Corp.                        5.00        8/15/2019            358

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  3,805   Hidalgo County Health Services Corp.                        5.00%       8/15/2022     $    4,074
     1,785   Hidalgo County Health Services Corp.                        5.00        8/15/2026          1,880
     4,000   Houston Airport System                                      5.00        7/01/2024          4,622
     7,000   Houston Airport System                                      5.00        7/01/2025          7,996
     3,635   Houston ISD Public Facility Corp. (INS)                     5.35(c)     9/15/2015          3,556
     4,955   Houston ISD Public Facility Corp. (INS)                     5.35(c)     9/15/2015          4,848
     6,955   Houston ISD Public Facility Corp. (INS)                     5.38(c)     9/15/2016          6,688
     2,635   Houston ISD Public Facility Corp. (INS)                     5.38(c)     9/15/2016          2,534
     3,885   Houston ISD Public Facility Corp. (INS)                     5.40(c)     9/15/2017          3,655
     2,200   Judson ISD (INS)                                            5.00        2/01/2023          2,285
     1,500   Judson ISD (INS)                                            5.00        2/01/2024          1,557
       105   La Porte ISD (INS)                                          5.00        2/15/2022            114
     1,490   La Porte ISD (INS) (PRE)                                    5.00        2/15/2022          1,621
       225   La Porte ISD (INS)                                          5.00        2/15/2024            242
     3,310   La Porte ISD (INS) (PRE)                                    5.00        2/15/2024          3,602
     2,420   Lewisville (INS)                                            5.38        9/01/2015          2,435
     4,555   Lower Colorado River Auth. (INS)                            4.38        5/15/2025          4,954
     2,000   Lower Colorado River Auth. (INS)                            4.38        5/15/2026          2,156
     1,540   Marlin ISD Public Facility Corp., acquired
               7/22/1998; cost $1,565(g)                                 5.85        2/15/2018          1,573
     3,425   Mesquite Health Facilities Dev. Corp.                       5.50        2/15/2025          3,533
     2,040   Midlothian Dev. Auth. (INS)                                 5.00       11/15/2018          2,181
     2,235   Midlothian Dev. Auth. (INS)                                 5.00       11/15/2021          2,352
     7,990   Midlothian Dev. Auth.                                       6.00       11/15/2024          8,062
     1,695   Midlothian Dev. Auth. (INS)                                 5.00       11/15/2026          1,762
     2,420   Midlothian Dev. Auth.                                       5.13       11/15/2026          2,437
     2,155   New Braunfels ISD (NBGA)                                    3.04(c)     2/01/2023          1,682
     2,500   North Texas Tollway Auth.                                   6.00        1/01/2023          2,956
    15,000   North Texas Tollway Auth.                                   6.00        1/01/2025         17,990
     1,220   Nueces River Auth. (INS)                                    5.00        7/15/2023          1,328
     1,530   Nueces River Auth. (INS)                                    5.00        7/15/2024          1,662
     2,965   Plano ISD (NBGA)                                            4.50        2/15/2023          3,167
     2,000   Red River Education Finance Corp.                           4.38        3/15/2025          2,184
     3,000   Red River Education Finance Corp.                           4.38        3/15/2026          3,232
     8,395   Rockwall ISD (NBGA)                                         5.14(c)     2/15/2022          5,991
     9,205   Sabine River Auth. (INS)                                    4.95        3/01/2018         10,222
     2,000   San Leanna Education Facilities Corp.                       5.00        6/01/2018          2,222
     1,965   San Leanna Education Facilities Corp.                       5.13        6/01/2023          2,121
     1,000   San Leanna Education Facilities Corp.                       5.13        6/01/2024          1,071
     1,545   San Leanna Education Facilities Corp.                       5.13        6/01/2025          1,644
     5,200   Schertz-Cibolo-Universal City ISD (NBGA)                    4.86(c)     2/01/2023          3,471
     3,320   State                                                       5.00        8/01/2016          3,527
     3,750   Tarrant County Cultural Education Facilities
               Finance Corp.                                             5.25       11/15/2022          4,044

================================================================================

32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  1,100   Tarrant County Cultural Education Facilities
               Finance Corp.                                             6.00%      11/15/2026     $    1,173
     8,300   Tarrant County Cultural Education Facilities
               Finance Corp.                                             5.13        5/15/2027          8,477
     5,000   Tarrant Regional Water District (INS)                       4.38        3/01/2021          5,386
     7,000   Transportation Commission                                   4.38        4/01/2025          7,679
    13,000   Transportation Commission                                   4.50        4/01/2026         14,220
    10,000   Tyler Health Facilities Dev. Corp                           5.50        7/01/2027         11,450
     1,500   Tyler Health Facilities Dev. Corp.                          5.25        7/01/2013          1,519
     7,170   Tyler Health Facilities Dev. Corp.                          5.25       11/01/2019          8,128
     7,945   Tyler Health Facilities Dev. Corp.                          5.25       11/01/2021          8,962
     3,360   Tyler Health Facilities Dev. Corp.                          5.25       11/01/2022          3,776
     3,800   Tyler Health Facilities Dev. Corp.                          5.25       11/01/2023          4,249
     8,745   Tyler Health Facilities Dev. Corp.                          5.25        7/01/2026          9,429
    10,000   Univ. of Texas Board of Regents                             4.25        8/15/2025         10,841
     1,795   Weatherford ISD (NBGA)                                      4.73(c)     2/15/2023          1,248
     1,795   Weatherford ISD (NBGA)                                      4.77(c)     2/15/2024          1,183
     5,970   Williamson County (INS)                                     5.13        2/15/2022          6,871
     1,385   Wylie ISD (NBGA)                                            5.00(c)     8/15/2014          1,379
     1,690   Wylie ISD (NBGA)                                            5.10(c)     8/15/2015          1,670
                                                                                                   ----------
                                                                                                      402,223
                                                                                                   ----------
             UTAH (0.4%)
    18,631   Jordanelle Special Service District, acquired
               6/18/2009; cost $18,632(d),(g),(j)                       12.00        8/01/2030         13,347
                                                                                                   ----------
             VERMONT (0.3%)
     9,000   EDA                                                         5.00       12/15/2020         10,611
                                                                                                   ----------
             VIRGINIA (1.1%)
     1,750   Albemarle County IDA                                        5.00        1/01/2024          1,808
     2,290   College Building Auth.                                      5.00        6/01/2021          2,432
    11,280   College Building Auth.                                      5.00        6/01/2026         11,746
    15,032   Farms of New Kent Community Dev. Auth.(h)                   5.13        3/01/2036          8,098
    10,000   Roanoke County EDA                                          5.00        7/01/2025         11,271
     1,000   Small Business Financing Auth.                              5.13        9/01/2022          1,081
                                                                                                   ----------
                                                                                                       36,436
                                                                                                   ----------
             WASHINGTON (0.2%)
       775   Higher Education Facilities Auth.                           5.20       10/01/2017            778
     5,000   King County Housing Auth. (INS)                             5.20        7/01/2018          5,004
                                                                                                   ----------
                                                                                                        5,782
                                                                                                   ----------
             WISCONSIN (1.3%)
     8,300   Health and Educational Facilities Auth.                     5.13        2/15/2026          8,762
     7,000   Health and Educational Facilities Auth.                     5.00        7/15/2026          7,903
     1,500   Health and Educational Facilities Auth.                     5.00        8/15/2026          1,701

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $ 14,000   Health and Educational Facilities Auth.                     5.00%       7/15/2027     $   15,796
     2,000   Health and Educational Facilities Auth.                     5.00        7/15/2028          2,226
     1,935   Health and Educational Facilities Auth.                     5.00        8/15/2029          2,150
     6,000   Sheboygan (INS)                                             5.00        9/01/2015          6,535
                                                                                                   ----------
                                                                                                       45,073
                                                                                                   ----------
             Total Fixed-Rate Instruments (cost: $2,696,430)                                        2,906,089
                                                                                                   ----------

             PUT BONDS (6.0%)

             ARIZONA (1.5%)
    16,000   Health Facilities Auth.                                     1.97(i)     2/01/2048         16,254
    20,000   Health Facilities Auth.                                     1.97(i)     2/01/2048         20,101
    12,500   Maricopa County                                             6.00        5/01/2029         13,131
                                                                                                   ----------
                                                                                                       49,486
                                                                                                   ----------
             CALIFORNIA (0.6%)
    17,000   Bay Area Toll Auth.                                         1.22(i)     4/01/2045         17,002
     3,000   Health Facilities Financing Auth.                           4.95        7/01/2026          3,166
                                                                                                   ----------
                                                                                                       20,168
                                                                                                   ----------
             FLORIDA (0.9%)
     7,375   Miami-Dade County IDA                                       4.00       10/01/2018          7,810
     2,250   Okeechobee County                                           0.65        7/01/2039          2,251
    16,000   Putnam County Dev. Auth. (INS)                              5.35        3/15/2042         18,857
                                                                                                   ----------
                                                                                                       28,918
                                                                                                   ----------
             ILLINOIS (0.2%)
     7,500   Educational Facilities Auth.                                4.75       11/01/2036          8,381
                                                                                                   ----------
             LOUISIANA (0.2%)
     6,750   St. Charles Parish                                          4.00       12/01/2040          7,413
                                                                                                   ----------
             MASSACHUSETTS (0.2%)
     6,000   Dev. Finance Agency                                         5.75       12/01/2042          7,281
                                                                                                   ----------
             MICHIGAN (0.5%)
    15,000   Hospital Finance Auth.                                      6.00       12/01/2034         18,353
                                                                                                   ----------
             NEW MEXICO (1.0%)
    10,000   Farmington                                                  4.75        6/01/2040         10,930
    20,000   Farmington                                                  5.20        6/01/2040         22,601
                                                                                                   ----------
                                                                                                       33,531
                                                                                                   ----------
             OHIO (0.3%)
     8,000   Air Quality Dev. Auth.                                      5.75        6/01/2033          8,937
                                                                                                   ----------
             PENNSYLVANIA (0.6%)
     8,800   Beaver County IDA                                           2.70        4/01/2035          8,937
     1,750   Economic Dev. Financing Auth.                               1.75       12/01/2033          1,783

================================================================================

34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
  $  8,750   Economic Dev. Financing Auth.                               3.00%      11/01/2041     $    8,791
                                                                                                   ----------
                                                                                                       19,511
                                                                                                   ----------
             Total Put Bonds (cost: $186,996)                                                         201,979
                                                                                                   ----------

             ADJUSTABLE-RATE NOTES (0.6%)
             NEW JERSEY (0.6%)
    10,000   EDA                                                         1.67        9/01/2027         10,005
    10,000   EDA                                                         1.72        3/01/2028         10,010
                                                                                                   ----------
                                                                                                       20,015
                                                                                                   ----------
             Total Adjustable-Rate Notes (cost: $20,000)                                               20,015
                                                                                                   ----------

             VARIABLE-RATE DEMAND NOTES (8.1%)

             CALIFORNIA (2.2%)
     3,826   Educational Facilities Auth.
               (LIQ)(LOC - Deutsche Bank A.G.)(d)                        0.27       10/01/2037          3,826
    15,000   Golden State Tobacco Securitization Corp.
               (INS)(LIQ)(d)                                             0.52        6/01/2045         15,000
     5,728   Grossmont Union High School District
               (LIQ)(LOC - Deutsche Bank A.G.)(d)                        0.27        8/01/2030          5,728
     9,495   Inglewood USD (LIQ)(LOC - Dexia Credit Local)(d)            0.58       10/15/2023          9,495
    10,185   State (LIQ)(LOC - Dexia Credit Local)(d)                    0.54        2/01/2025         10,185
    18,500   State (LIQ)(LOC - Dexia Credit Local)(d)                    0.50        8/01/2027         18,500
     3,480   State University (INS)(LIQ)(d)                              0.37       11/01/2032          3,480
     2,200   Statewide Communities Dev. Auth.
               (LIQ)(LOC - Citibank, N.A.)(d)                            0.62        9/06/2035          2,200
     4,815   Victorville Joint Powers Financing Auth.
               (LOC - BNP Paribas)                                       1.62        5/01/2040          4,815
                                                                                                   ----------
                                                                                                       73,229
                                                                                                   ----------
             COLORADO (1.3%)
     9,730   Broomfield Urban Renewal Auth.
               (LOC - BNP Paribas)                                       0.41       12/01/2030          9,730
    30,440   Denver City & County (INS)(LIQ)                             0.34       11/15/2025         30,440
     3,300   Denver City & County (INS)(LIQ)                             0.34       11/15/2025          3,300
                                                                                                   ----------
                                                                                                       43,470
                                                                                                   ----------
             ILLINOIS (1.2%)
    41,800   State (LIQ)                                                 2.00       10/01/2033         41,800
                                                                                                   ----------
             KENTUCKY (0.1%)
     4,160   State Property & Buildings Commission
               (LIQ)(LOC - Dexia Credit Local)(d)                        0.47        8/01/2021          4,160
                                                                                                   ----------
             LOUISIANA (1.2%)
    10,000   St. James Parish (LOC - Natixis S.A.)                       0.56       11/01/2039         10,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON        FINAL             VALUE
(000)        SECURITY                                                    RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
   $30,000   St. James Parish                                            0.28%      11/01/2040     $   30,000
                                                                                                   ----------
                                                                                                       40,000
                                                                                                   ----------
             MASSACHUSETTS (0.2%)
     8,090   Dev. Finance Agency (LOC - Sovereign Bank)                  1.57        3/01/2024          8,090
                                                                                                   ----------
             NEW JERSEY (1.3%)
    23,970   EDA (LIQ)(LOC - Dexia Credit Local)(d)                      0.54        9/01/2022         23,970
    10,585   EDA (LIQ)(LOC - Dexia Credit Local)(d)                      0.54        9/01/2025         10,585
    11,495   Washington Township Board of Education
               (INS)(LIQ)(d)                                             0.47        1/01/2028         11,495
                                                                                                   ----------
                                                                                                       46,050
                                                                                                   ----------
             NEW YORK (0.2%)
     7,515   Dormitory Auth. (LIQ)(LOC - Dexia Credit Local)(d)          0.47        5/15/2022          7,515
                                                                                                   ----------
             PENNSYLVANIA (0.1%)
     2,000   Delaware Valley Regional Finance Auth.
               (LOC - Bayerische Landesbank)                             0.19       12/01/2020          2,000
                                                                                                   ----------
             PUERTO RICO (0.3%)
     9,980   Highway and Transportation Auth.
               (LIQ)(LOC - Dexia Credit Local)(d)                        0.62        7/01/2030          9,980
                                                                                                   ----------
             Total Variable-Rate Demand Notes (cost: $276,294)                                        276,294
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $3,179,720)                                                  $3,404,377
                                                                                                   ==========

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)              (LEVEL 2)        (LEVEL 3)
                                       QUOTED PRICES      OTHER SIGNIFICANT      SIGNIFICANT
                                   IN ACTIVE MARKETS             OBSERVABLE     UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS                 INPUTS           INPUTS        TOTAL
---------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-             $2,906,089               $-   $2,906,089
Put Bonds                                          -                201,979                -      201,979
Adjustable-Rate Notes                              -                 20,015                -       20,015
Variable-Rate Demand Notes                         -                276,294                -      276,294
---------------------------------------------------------------------------------------------------------
Total                                             $-             $3,404,377               $-   $3,404,377
---------------------------------------------------------------------------------------------------------

For the period of April 1, 2012, through March 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2013

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) At March 31, 2013, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

   (b) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

   (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   (e) Currently the issuer is in default with respect to interest and/or principal payments.

   (f) At March 31, 2013, the aggregate market value of securities purchased on a when-issued basis was $47,527,000.

   (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at March 31, 2013, was $15,662,000, which represented 0.5% of the Fund's net assets.

   (h) Security was fair valued at March 31, 2013, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (i) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at March 31, 2013.

   (j) Currently the issuer is in default with respect to portions of interest and/or principal payments.

See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $3,179,720)         $3,404,377
  Cash                                                                           313
  Receivables:
     Capital shares sold                                                       2,258
     USAA Asset Management Company (Note 6C)                                       1
     Interest                                                                 39,449
     Securities sold                                                             681
                                                                          ----------
        Total assets                                                       3,447,079
                                                                          ----------
LIABILITIES
  Payables:
     Securities purchased                                                     47,862
     Capital shares redeemed                                                   1,504
     Dividends on capital shares                                               1,809
  Accrued management fees                                                        962
  Accrued transfer agent's fees                                                   18
  Other accrued expenses and payables                                            107
                                                                          ----------
        Total liabilities                                                     52,262
                                                                          ----------
           Net assets applicable to capital shares outstanding            $3,394,817
                                                                          ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                         $3,180,524
  Overdistribution of net investment income                                      (60)
  Accumulated net realized loss on investments                               (10,304)
  Net unrealized appreciation of investments                                 224,657
                                                                          ----------
           Net assets applicable to capital shares outstanding            $3,394,817
                                                                          ==========
  Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $3,387,366/246,402 shares outstanding)    $    13.75
                                                                          ==========
     Adviser Shares (net assets of $7,451/542 shares outstanding)         $    13.75
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                      $137,212
                                                                        --------
EXPENSES
   Management fees                                                        10,950
   Administration and servicing fees:
      Fund Shares                                                          4,923
      Adviser Shares                                                          10
   Transfer agent's fees:
      Fund Shares                                                          1,187
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          17
   Custody and accounting fees:
      Fund Shares                                                            374
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                             46
   Shareholder reporting fees:
      Fund Shares                                                             43
   Trustees' fees                                                             10
   Registration fees:
      Fund Shares                                                             54
      Adviser Shares                                                          27
   Professional fees                                                         170
   Other                                                                      51
                                                                        --------
         Total expenses                                                   17,863
   Expenses reimbursed:
      Adviser Shares                                                         (26)
                                                                        --------
         Net expenses                                                     17,837
                                                                        --------
NET INVESTMENT INCOME                                                    119,375
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                         124
   Change in net unrealized appreciation/depreciation                     78,609
                                                                        --------
         Net realized and unrealized gain                                 78,733
                                                                        --------
   Increase in net assets resulting from operations                     $198,108
                                                                        ========

See accompanying notes to financial statements.

================================================================================

40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

---------------------------------------------------------------------------------------

                                                                    2013           2012
---------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $  119,375     $  124,000
   Net realized gain (loss) on investments                           124         (9,229)
   Change in net unrealized appreciation/depreciation of
       investments                                                78,609        203,448
                                                              -------------------------
       Increase in net assets resulting from operations          198,108        318,219
                                                              -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                              (119,052)      (123,746)
       Adviser Shares                                               (227)          (202)
                                                              -------------------------
           Total distributions of net investment income         (119,279)      (123,948)
                                                              -------------------------
   Net realized gains:
       Fund Shares                                                     -           (357)
                                                              -------------------------
   Distributions to shareholders                                (119,279)      (124,305)
                                                              -------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                    77,212        243,241
   Adviser Shares                                                  1,459            762
                                                              -------------------------
       Total net increase in net assets from
           capital share transactions                             78,671        244,003
                                                              -------------------------
   Capital contribution from USAA Transfer Agency
       Company:
       Fund Shares                                                     -              3
                                                              -------------------------
   Net increase in net assets                                    157,500        437,920
NET ASSETS
   Beginning of year                                           3,237,317      2,799,397
                                                              -------------------------
   End of year                                                $3,394,817     $3,237,317
                                                              =========================
Overdistribution of net investment income:
   End of year                                                $      (60)    $      (96)
                                                              =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Tax Exempt Intermediate-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund has two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities,

================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized cost. All other level 2 securities are valued based on methods discussed in
    Note 1A1.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2013, the Fund's outstanding

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    delayed-delivery commitments, including interest purchased, were $47,862,000; all of which were when-issued securities. Also, included in these amounts is $676,000, for securities which were sold prior to March 31, 2013.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended March 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2013, the Fund paid CAPCO facility fees of $21,000, which represents 5.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income by $60,000, and decrease accumulated net realized loss on investments by $60,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2013, and March 31, 2012, was as follows:

                                                 2013             2012
                                             -----------------------------
Tax-exempt income                            $119,279,000     $123,949,000
Net long-term capital gains                             -          356,000

As of March 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                              $  2,459,000
Accumulated capital and other losses                           (8,950,000)
Unrealized appreciation                                       223,303,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of the investments is attributable to tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2013, the Fund utilized post-enactment long-term capital loss carryforwards of $34,000, to offset capital gains. At March 31, 2013, the Fund had no pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards of $8,950,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended March 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceeding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2013, were $415,222,000 and $319,541,000, respectively.

================================================================================

48  | USAA Tax Exempt Intermediate-Term Fund

================================================================================

As of March 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $3,181,074,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2013, for federal income tax purposes, were $249,394,000 and $26,091,000, respectively, resulting in net unrealized appreciation of $223,303,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                YEAR ENDED
                                       MARCH 31, 2013            MARCH 31, 2012
----------------------------------------------------------------------------------
                                     SHARES      AMOUNT        SHARES      AMOUNT
                                    ----------------------------------------------
FUND SHARES:
Shares sold                          36,811    $ 504,163       39,553    $ 519,712
Shares issued from reinvested
 dividends                            7,064       96,833        7,655      100,540
Shares redeemed                     (38,382)    (523,784)     (28,804)    (377,011)
                                    ----------------------------------------------
Net increase from capital
 share transactions                   5,493    $  77,212       18,404    $ 243,241
                                    ==============================================
ADVISER SHARES:
Shares sold                             116    $   1,593           56    $     755
Shares issued from reinvested
 dividends                                4           50            1            8
Shares redeemed                         (14)        (184)          (-)*         (1)
                                    ----------------------------------------------
Net increase from capital
 share transactions                     106    $   1,459           57    $     762
                                    ==============================================

*Represents less than 500 shares.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Intermediate Municipal Debt Funds Index over the performance period. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                      ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                        AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------------
+/- 0.20% to 0.50%                          +/- 0.04%
+/- 0.51% to 1.00%                          +/- 0.05%
+/- 1.01% and greater                       +/- 0.06%

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    For the year ended March 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $10,950,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,740,000 and $2,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.03%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2013, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $4,923,000 and $10,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2013, the Fund reimbursed the Manager $103,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2013, to limit the annual expenses of the Adviser Shares to 0.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2013, the Adviser Shares incurred reimbursable expenses of $26,000, of which $1,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Each class also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended March 31, 2013, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,187,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2013, the Adviser Shares incurred distribution and service (12b-1) fees of $17,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2013, USAA and its affiliates owned 378,000 shares, which represent 69.7% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED MARCH 31,
                             -------------------------------------------------------------------
                                   2013          2012           2011          2010          2009
                             -------------------------------------------------------------------
Net asset value at
  beginning of period        $    13.41    $    12.56     $    12.83    $    11.88    $    12.64
                             -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .50           .54            .56           .57           .59
  Net realized and
    unrealized gain (loss)          .34           .85           (.26)          .96          (.74)
                             -------------------------------------------------------------------
Total from investment
  operations                        .84          1.39            .30          1.53          (.15)
                             -------------------------------------------------------------------
Less distributions from:
  Net investment income            (.50)         (.54)          (.56)         (.57)         (.59)
  Realized capital gains              -          (.00)(a)       (.01)         (.01)         (.02)
                             -------------------------------------------------------------------
Total distributions                (.50)         (.54)          (.57)         (.58)         (.61)
                             -------------------------------------------------------------------
Net asset value at
  end of period              $    13.75    $    13.41     $    12.56    $    12.83    $    11.88
                             ===================================================================
Total return (%)*                  6.31         11.25           2.29         13.07(b)      (1.22)
Net assets at
  end of period (000)        $3,387,366    $3,231,474     $2,794,641    $2,859,691    $2,419,273
Ratios to average
  net assets:**
  Expenses (%)(c)                   .54           .54            .52           .47(b)        .45
  Net investment income (%)        3.63          4.11           4.35          4.55          4.81
Portfolio turnover (%)               11            13             14             7            13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2013, average net assets were $3,282,615,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $66,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratio by less than 0.01%. This decrease is excluded from the expense ratio above.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  YEAR ENDED MARCH 31,               PERIOD ENDED
                                                 ----------------------                MARCH 31,
                                                   2013            2012                 2011***
                                                 ------------------------------------------------
Net asset value at beginning of period           $13.41          $12.56                 $13.05
                                                 ---------------------------------------------
Income (loss) from investment operations:
  Net investment income                             .47             .51                    .35
  Net realized and unrealized gain (loss)           .34             .85                   (.48)
                                                 ---------------------------------------------
Total from investment operations                    .81            1.36                   (.13)
                                                 ---------------------------------------------
Less distributions from:
  Net investment income                            (.47)           (.51)                  (.35)
  Realized capital gains                              -            (.00)(a)               (.01)
                                                 ---------------------------------------------
Total distributions                                (.47)           (.51)                  (.36)
                                                 ---------------------------------------------
Net asset value at end of period                 $13.75          $13.41                 $12.56
                                                 =============================================
Total return (%)*                                  6.10           11.03                  (1.04)
Net assets at end of period (000)                $7,451          $5,843                 $4,756
Ratios to average net assets:**
  Expenses (%)(b)                                   .75             .75                    .75(c)
  Expenses, excluding reimbursements (%)(b)        1.14            1.38                   1.56(c)
  Net investment income (%)                        3.41            3.90                   4.15(c)
Portfolio turnover (%)                               11              13                     14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2013, average net assets were $6,657,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Represents less than $0.01 per share.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2012, through March 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                         BEGINNING               ENDING             DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE        OCTOBER 1, 2012 --
                                       OCTOBER 1, 2012       MARCH 31, 2013         MARCH 31, 2013
                                       -------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00             $1,019.90                 $2.72

Hypothetical
  (5% return before expenses)             1,000.00              1,022.24                  2.72

ADVISER SHARES
Actual                                    1,000.00              1,018.90                  3.78

Hypothetical
  (5% return before expenses)             1,000.00              1,021.19                  3.78

* Expenses are equal to the annualized expense ratio of 0.54% for Fund Shares and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.99% for Fund Shares and 1.89% for Adviser Shares for the six-month period of October 1, 2012, through March 31, 2013.

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-01/12); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chairman
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)
   =============================================================================
   40857-0513                                (C)2013, USAA. All rights reserved.

     ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 10 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2013 and 2012 were $259,333 and $226,210, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2013 and 2012 were $65,860 and $64,378, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended March 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for March 31, 2013 and 2012 were $387,250 and $378,534, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2013

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     5/28/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     5/29/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     5/28/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.